ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

March 1, 2002


CAPITAL APPRECIATION FUNDS
International Growth Fund (International)
Technology Fund (Technology)


INCOME FUND
Bond Fund (Bond Fund)


INDEX PLUS FUNDS
Index Plus Large Cap Fund (Index Plus Large Cap)
Index Plus Mid Cap Fund (Index Plus Mid Cap)
Index Plus Small Cap Fund (Index Plus Small Cap)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. (Company). The formal name of each fund offering Class O shares includes the word "ING" (e.g., ING International Growth Fund).

This Prospectus is for investors purchasing or considering purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.

- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES.

- SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ING BANK, FSB (ING DIRECT), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                                         3
     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
         INVESTMENT PERFORMANCE                                                3

FUND EXPENSES                                                                 16

OTHER CONSIDERATIONS                                                          18

MANAGEMENT OF THE FUNDS                                                       19

INVESTING IN THE FUNDS                                                        20
     OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES                    20
     HOW TO BUY SHARES                                                        20
     HOW TO SELL SHARES                                                       23
     TIMING OF REQUESTS                                                       24
     OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES                24
     DIVIDENDS AND DISTRIBUTIONS                                              25

FINANCIAL HIGHLIGHTS                                                          26
TAX INFORMATION                                                               28
ADDITIONAL INFORMATION                                                        28

THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund, and the PRINCIPAL RISKS associated with investing in each Fund.

--------------------------------------------------------------------------------

A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.

--------------------------------------------------------------------------------

A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 18.

--------------------------------------------------------------------------------

ING Investments, LLC (ING) serves as investment adviser of the Funds.

--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment subadviser of each Fund except Technology.

--------------------------------------------------------------------------------

Elijah Asset Management, LLC (Elijah) serves as investment subadviser of Technology.

--------------------------------------------------------------------------------

CAPITAL APPRECIATION FUNDS


ING DIRECT
INTERNATIONAL GROWTH FUND (INTERNATIONAL GROWTH)

Investment Objective Seeks LONG-TERM CAPITAL GROWTH primarily through investment in common stocks principally traded in countries outside of the United States. International Growth will not target any given level of current income.

Principal Investment Strategies Under normal market conditions, International Growth invests at least 65% of its total assets in securities principally traded in three or more countries outside of the U.S. These securities may include common stocks as well as securities convertible into common stock.

In managing International Growth, Aeltus looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.

- Use internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

- Employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.


Principal Risks The principal risks of investing in International Growth are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

- Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

- Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

- Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

- Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

- Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions.

ING DIRECT
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[STACK OF MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[TOTAL RETURNS BAR GRAPH PLOT POINTS]

1992       -10.84
1993        30.37
1994         0.04
1995         6.98
1996        23.23
1997        15.91
1998        18.34
1999        52.09
2000       -21.46
2001       -25.74

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                         4th quarter 1999:    31.90%
                         3rd quarter 2001:   -21.18%


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- MSCI EAFE Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                              5 Years            10 Years
                                                              1 Year    (or Life of Class) (or Life of Class)(2)
Class I Return Before Taxes                             %     -25.74           4.00                6.44
Class I Return After Taxes on Distributions             %     -25.74           0.31                3.69
Class I Return After Taxes on Distributions and
Sale of Fund Shares                                     %     -15.67           2.25                4.36
MSCI EAFE Index (reflects no deduction for fees,
expenses or taxes)(3)                                   %     -21.21           1.17                4.76(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 3, 1992.

(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(4) The MSCI EAFE Index return is for the period beginning January 3, 1992 (inception date of the Fund).

ING DIRECT
TECHNOLOGY FUND
(TECHNOLOGY)

Investment Objective Seeks LONG-TERM CAPITAL APPRECIATION.

Principal Investment Strategies Technology invests at least 80% of its net assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

- Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

-   Telecommunications products and services.

- Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

-   Data processing products and services.

- Financial services companies that collect or disseminate market, economic, and financial information.

- Internet companies and other companies engaged in, or providing products or services for e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

Principal Risks The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

ING DIRECT
TECHNOLOGY FUND
--------------------------------------------------------------------------------
[STACK OF MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[TOTAL RETURNS BAR GRAPH PLOT POINTS]

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001       -24.67

(1) These figures are for the year ended December 31, 2001.

(2) Because Class O shares first commenced operations August 6, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2000, ING Investments, LLC serves as investment adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:    39.63%
                            3rd quarter 2001:   -34.92%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                 5 Years                10 Years
                                                                 1 Year    (or Life of Class)(2)   (or Life of Class)

Class I Return Before Taxes                                  %   -24.67           -34.61                   N/A
Class I Return After Taxes on Distributions                  %   -24.67           -34.61                   N/A
Class I Return After Taxes on Distributions and
Sale of Fund Shares                                          %   -15.02           -26.60                   N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(3)       %   -28.69           -38.48(4)                N/A

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on March 1, 2000.

(3) The Goldman Sachs Technology Industry Composite Index is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

(4) The Goldman Sachs Technology Industry Composite Index return is for the period beginning March 1, 2000 (inception date of the Fund).

INCOME FUND

ING DIRECT
BOND FUND (BOND FUND)

Investment Objective Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Investment Strategies Under normal market conditions, Bond Fund invests at least 80% of its net assets in:

-   High-grade corporate bonds,

-   Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities. The Fund may invest in zero coupon securities.

In managing Bond Fund, Aeltus:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

Principal Risks The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. The risks associated with high-yield bonds also apply to zero coupon securities.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

ING DIRECT
BOND FUND
--------------------------------------------------------------------------------
[STACK OF MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


[TOTAL RETURNS BAR GRAPH PLOT POINTS]

1992         7.22
1993        10.22
1994        -3.26
1995        17.03
1996         3.39
1997         7.91
1998         8.45
1999        -0.86
2000         9.58
2001         8.60

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                           2nd quarter 1995:   5.78%
                           1st quarter 1994:  -2.39%


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB). The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                          5 Years               10 Years
                                                             1 Year  (or Life of Class)   (or Life of Class)(2)
Class I Return Before Taxes                            %      8.60          6.66                  6.69
Class I Return After Taxes on Distributions            %      5.61          4.18                  4.26
Class I Return After Taxes on Distributions and
Sale of Fund Shares                                    %      5.20          4.09                  4.17
LBAB Index (reflects no deduction for fees,
expenses or taxes)(3)                                  %      8.44          7.43                  7.23(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 3, 1992.

(3) The LBAB Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(4) The LBAB Index return is for the period beginning January 3, 1992 (inception date of the Fund).

INDEX PLUS FUNDS

ING DIRECT
INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)

Investment Objective Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are generally invested in proportion to their representation in the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap between 400 and 500 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

Principal Risks The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS LARGE CAP FUND
--------------------------------------------------------------------------------
[STACK OF MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


[TOTAL RETURNS BAR GRAPH PLOT POINTS]

1992
1993
1994
1995
1996
1997        33.93
1998        32.50
1999        24.51
2000        -9.46
2001       -13.97

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998:    22.49%
                            3rd quarter 2001:   -13.82%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P 500 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


                                                                            5 Years             10 Years
                                                            1 Year    (or Life of Class)   (or Life of Class)(2)
Class I Return Before Taxes                           %     -13.97           11.47                11.07
Class I Return After Taxes on Distributions           %     -14.26           10.25                 9.86
Class I Return After Taxes on Distributions and
Sale of Fund Shares                                   %      -8.51            8.84                 8.51
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)(3)                                 %     -11.88           10.70                10.61(4)

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 3, 1996.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The S&P 500 Index return is for the period beginning December 10, 1996 (inception date of the Fund).

INGDIRECT
Index Plus Mid Cap Fund
(Index Plus Mid Cap)

Investment Objective Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

Principal Risks The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

INGDIRECT
INDEX PLUS MID CAP FUND
--------------------------------------------------------------------------------
[STACK OF MONEY GRAPHIC]

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.


[TOTAL RETURNS BAR GRAPH PLOT POINTS]

1992
1993
1994
1995
1996
1997
1998
1999        15.61
2000        19.98
2001        -1.59

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:    18.79%
                           3rd quarter 2001:   -13.72%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                  5 Years               10 Years
                                                                  1 Year   (or Life of Class)(2)    (or Life of Class)
Class I Return Before Taxes                                 %      -1.59           14.34                    N/A
Class I Return After Taxes on Distributions                 %      -1.75           11.28                    N/A
Class I Return After Taxes on Distributions and
Sale of Fund Shares                                         %      -0.97           10.36                    N/A
S&P Mid Cap 400 Index (reflects no deduction for fees,
expenses or taxes)(3)                                       %      -0.61           12.67(4)                 N/A

(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on February 3, 1998.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The S&P MidCap 400 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

ING DIRECT
INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

Investment Objective Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the STANDARD & POOR'S SMALLCAP 600 INDEX (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

Principal Risks The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

- When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

ING DIRECT
INDEX PLUS SMALL CAP FUND
--------------------------------------------------------------------------------

[STACK OF MONEY GRAPHIC]   HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                     YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

[BAR CHART]

1992
1993
1994
1995
1996
1997
1998
1999                10.28
2000                 7.83
2001                 3.21

(1)      These figures are for the year ended December 31 of each year.

(2) Because Class O shares first commenced operations August 1, 2001, the returns in the bar chart are based upon the performance of Class I shares of the Fund. Class I shares are not offered in this prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as subadviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2001: 17.84%
                            3rd quarter 2001: -14.93%

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                    (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                                                                               5 YEARS              10 YEARS
                                                                                1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
      Class I Return Before Taxes                                         %      3.21            5.37                N/A
      Class I Return After Taxes on Distributions                         %      3.21            5.33                N/A
      Class I Return After Taxes on Distributions and
      Sale of Fund Shares                                                 %      1.95            4.34                N/A
      S&P SmallCap 600 Index (reflects no deduction for fees,
      expenses or taxes)(3)                                               %      6.54            7.58(4)             N/A


(1) This table shows performance of the Class I shares of the Fund because Class O shares of the Fund first commenced operation in 2001. See footnote (2) to the bar chart above.

(2)      Class I commenced operations on February 3, 1998.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.

(4) The S&P SmallCap 600 Index return is for the period beginning February 3, 1998 (inception date of the Fund).

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



                                 CLASS O SHARES
                         ANNUAL FUND OPERATING EXPENSES
                  (as a percentage of average daily net assets)

                                            Service                             Total          Fee Waiver/
                         Management         (12b-1)                           Operating          Expense            Net
                             Fee             Fees        Other Expenses(1)     Expenses       Reimbursement      Expenses


-------------------------------------------------------------------------------------------------------------------------
International Growth(2)     0.85%            0.25%            0.39%             1.49%             0.00%            1.49%
Technology(3)               1.05%            0.25%            1.43%             2.73%             0.98%            1.75%

-------------------------------------------------------------------------------------------------------------------------
Bond Fund(3)                0.50%            0.25%            0.34%             1.09%             0.09%            1.00%

-------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap(2)     0.45%            0.25%            0.21%             0.91%             0.00%            0.91%
Index Plus Mid Cap(3)       0.45%            0.25%            0.80%             1.50%             0.50%            1.00%
Index Plus Small Cap(3)     0.45%            0.25%            1.07%             1.77%             0.77%            1.00%



Class O shares commenced operations in August 2001. Amounts reflected in Other Expenses and Total Operating Expenses are estimated amounts for the year ended October 31, 2001 based on expenses for comparable funds. Actual expenses may be greater or less than estimated.

(1)      An administrative services fee of 0.10% is included in Other Expenses.

(2) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. For each Fund, the expense limit will continue through at least December 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement. Actual expenses for this Fund for the period ended October 31, 2001 were at or below contractual limits.

(3) ING, the investment adviser to each Fund, has entered into written expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING is shown under the heading Fee Waiver and/or Expense Reimbursement. For each Fund, the expense limit will continue through at least December 31, 2002. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless the investment adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

CLASS O SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                            1 YEAR*                    3 YEARS*         5 YEARS*          10 YEARS*


International Growth                          $163                       $505            $  871            $1,900
Technology                                     178                        730             1,308             2,880
-----------------------------------------------------------------------------------------------------------------------
Bond Fund                                      102                        333               583             1,299
-----------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap                            93                        290               504             1,120
Index Plus Mid Cap                             102                        425               771             1,748
Index Plus Small Cap                           102                        552             1,028             2,344

* ING is contractually obligated to waive fees and/or reimburse expenses through December 31, 2002 for all Funds. Therefore, figures for all Funds reflect a waiver/reimbursement for the first year of the period.








THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options Each Fund may enter into futures contracts and use options. The Funds primarily use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Swaps Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Bond Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, Bond Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, Bond Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to Bond Fund's swap transactions on an ongoing basis.

Defensive Investing In response to unfavorable market conditions, International, Technology and Bond Fund may make temporary investments that are not consistent with its principal investment objective and policies.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2001, International Growth, Technology, Bond Fund and Index Plus Mid Cap each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

ING Investments, LLC (ING), formerly ING Pilgrim Investments, LLC, an Arizona limited liability company, serves as the investment adviser to the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING managed over $17.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid (after applicable fee waiver and expense reimbursement) by each Fund to Aeltus Investment Management, Inc. (Aeltus), each Fund's investment adviser prior to March 1, 2002, for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                       Advisory
Fund                                     Fee
----                                     ---
International Growth                    0.85%
Technology                              0.19%
Bond Fund                               0.43%
Index Plus Large Cap                    0.45%
Index Plus Mid Cap                      0.00%
Index Plus Small Cap                    0.00%

SUB-ADVISERS

ING has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus, a Connecticut Corporation, serves as the sub-adviser to each Fund (other than Technology). Aeltus is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING.

Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2001, Aeltus managed over $41.8 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

INTERNATIONAL GROWTH

International Growth is managed by a team of Aeltus equity investment specialists led by Vince Fioramonti, Portfolio Manager, Aeltus. Mr. Fioramonti has been managing International Growth since December 1995. Mr. Fioramonti also manages international stocks and non-U.S. dollar government bonds for several investment funds.

BOND FUND

Steven Huber, Senior Vice President and Director of Fixed Income, Aeltus, serves as the lead portfolio manager and heads the fixed income team in management of the Bond Fund and ING Direct Government Fund. Mr. Huber has led this team since February 2001, which consists of specialists in each fixed income asset class. Mr. Huber is also responsible for investment management of all of Aeltus' fixed-income portfolios, including institutional and mutual fund portfolios and has over 14 years experience in fixed-income investments.

INDEX PLUS LARGE CAP, INDEX PLUS MID CAP, INDEX PLUS SMALL CAP

Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap since March 2001 and as co-manager of Index Plus Mid Cap and Index Plus Small Cap since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, Aeltus, has served as co- manager of Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.

ELIJAH ASSET MANAGEMENT, LLC

Elijah Asset Management, LLC (EAM), 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or ING may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

TECHNOLOGY

Ronald E. Elijah, managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, has served as co- portfolio manager of Technology since its inception. Prior to joining EAM in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team.



INVESTING IN THE FUNDS


OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

How to Open an Account If you wish to open an account, you must submit a completed application to the Fund and, except as described herein, the initial investment must be a minimum of $1,000. The Fund may waive the minimum initial investment if you open your account by electing the Systematic Investment Option. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

CLASS O ELIGIBILITY

Class O shares are shares that are offered to:

-        Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

    MINIMUM INVESTMENTS                  INITIAL INVESTMENT            ADDITIONAL INVESTMENTS

    Individual Retirement Accounts            $   250               - $100 except by wire or Systematic Investment
                                                                    - $250 by wire
                                                                    - $50 by Systematic Investment

    Other investments                         $ 1,000               - $100 except by wire or Systematic Investment
                                                                    - $500 by wire
                                                                    - $50 by Systematic Investment

                           TO OPEN AN ACCOUNT                       TO PURCHASE ADDITIONAL SHARES
-------------------------------------------------------------------------------------------------------------
BY MAIL                    Complete and sign your appli-            Fill out the investment stub from your
                           cation, make your check pay-             confirmation statement or send a letter
                           able to ING DIRECT Fund                  indicating your name, account number(s),
                           and mail to:                             the Fund(s) in which you wish to invest
                                                                    and the amount you want to invest in each
                           ING DIRECT Securities, Inc.              Fund.
                           P.O. Box 15647
                           Wilmington, DE 19885-5647                Make your check payable to ING DIRECT
                                                                    Fund and mail to:

                           Your check must be drawn on a bank       ING DIRECT Securities, Inc.
                           located within the United States and     P.O. Box 15647
                           payable in U.S. dollars.  Cash, credit   Wilmington, DE 19885-5647
                           cards and third party checks cannot
                           be used to open an account.
                                                                    Your check must be drawn on a bank
                                                                    located within the United States payable
                                                                    in U.S. dollars. The Funds will accept
                                                                    checks which are made payable to you and
                                                                    endorsed to ING DIRECT Fund.

-------------------------------------------------------------------------------------------------------------
BY OVERNIGHT COURIER       Follow the instructions above for        Follow the instructions above for
                           "By Mail" but send your completed        "By Mail" but send your check and
                           application and check to:                investment stub or letter to:

                           ING DIRECT Securities, Inc.              ING DIRECT Securities, Inc.
                           1 South Orange Street                    1 South Orange Street
                           Wilmington, DE 19801                     Wilmington, DE 19801

-------------------------------------------------------------------------------------------------------------
BY WIRE                    Not Available                            Call 1-866-BUY-FUND (866-289-3863) prior
                                                                    to sending the wire in order to obtain a
                                                                    confirmation number.


                                                                    Instruct your bank to wire funds to:

                                                                    State Street Bank & Trust

                                                                    ABA #101003621

                                                                    (continued on next page)

                           TO OPEN AN ACCOUNT                       TO PURCHASE ADDITIONAL SHARES
                                                                    Credit to:
                                                                    State Street Bank & Trust
                                                                    Account #7518315

                                                                    Further Credit to:
                                                                    Name of Fund
                                                                    Shareholder Account Number
                                                                    Shareholder Registration

                                                                    Federal funds wire purchase orders will
                                                                    be accepted only when the Fund's transfer
                                                                    agent and custodian bank are open for
                                                                    business.

                                                                    Neither the Funds nor their agents are
                                                                    responsible for the consequences of
                                                                    delays resulting from the banking or
                                                                    Federal Reserve wire system or from
                                                                    incomplete instructions.

-------------------------------------------------------------------------------------------------------------
BY ELECTRONIC              Follow the instructions above for "By    You may also purchase additional shares
FUNDS TRANSFER             Mail" but rather than send a check, be   by Electronic Funds Transfer by calling
                           sure to complete section 4 of the        1-866-BUY-FUND (866-289-3863).
                           application.

-------------------------------------------------------------------------------------------------------------
BY EXCHANGE                Submit a written request to the          Submit a written request to the address
                           address listed above under "By Mail."    listed above under "By Mail." Include:
                           Include:
                                                                    - Your name and account number
                           - Your name and account number.
                                                                    - The name of the Fund into and out of
                           - The name of the Fund into and out of     which you wish to exchange.
                             which you wish to exchange.
                                                                    - The amount to be exchanged and the
                           - The amount to be exchanged and the       signatures of all shareholders.
                             signatures of all shareholders.

                                                                    You may also exchange your shares by
                           You may also exchange your shares by     calling 1-866-BUY-FUND (866-289-3863).
                           calling 1-866-BUY-FUND (866-289-3863).   Please be prepared to provide:

                           Please be prepared to provide:           - The Funds' names.

                           - The Funds' names.                      - Your account number(s).

                           - Your account number(s).                - Your Social Security number or taxpayer
                                                                      identification number.
                           - Your Social Security number or
                             taxpayer identification number.        - Your address.

                           - Your address.                          - The amount to be exchanged.

                           - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

REDEMPTIONS BY MAIL        You may redeem shares you own in any Fund by sending
                           written instructions to:

                           ING DIRECT Securities, Inc.
                           P.O. Box 15647
                           Wilmington, DE 19885-5647

                           Your instructions should identify:

                           - The Fund.

                           - The number of shares or dollar amount to be redeemed.

                           - Your name and account number.

                           Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).


--------------------------------------------------------------------------------

REDEMPTIONS BY WIRE        A minimum redemption of $1,000 is required for wire
                           transfers. Redemption proceeds will be transferred by
                           wire to your previously designated bank account or to
                           another destination if the federal funds wire
                           instructions provided with your redemption request
                           are accompanied by a medallion signature guarantee.


--------------------------------------------------------------------------------

REDEMPTIONS BY             Call 1-866-BUY-FUND (866-289-3863). Please be
TELEPHONE                  prepared to provide your account number, account name
                           and the amount of the redemption, which generally
                           must be no less than $500 and no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Business Hours Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Net Asset Value The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

Exchange Privileges There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

Cross Investing

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

Telephone Exchange and/or Redemption Privileges You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $100,000. Telephone redemption requests will not be accepted if you:

-  Have submitted a change of address within the preceding 15 calendar days.

-  Are selling shares in a retirement plan account held in trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

Minimum Account Balance Generally, you must maintain a minimum balance of $1,000 ($250 for IRA) in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the minimum set forth above. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

Additional Services The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

-  SYSTEMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts (IRAs, including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

Payments to Securities Dealers and Selection of Executing Brokers From time to time, ING Funds Distributor, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representattives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

Dividends Dividends are declared and paid as follows:

-  declared and paid monthly               Bond Fund

-  declared and paid annually              All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

                              FINANCIAL HIGHLIGHTS


These highlights are intended to help you understand the Fund's performance since its commencement of operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in this table has been derived from the Funds' financial statements which have been derived from the Funds' financial statements which have been audited by KPMG LLP, independent auditors, whose report, along with the Fund's Financial Statement, are included in the Fund's Annual Report, which is available upon request.

(for one outstanding share throughout each period)


                                                           International
                                                              Growth                     Technology                     Bond
                                                              ------                     ----------                     ----
                                                           Period From                   Period From                 Period From
                                                          August 1, 2001               August 6, 2001              August 1, 2001
                                                         (Date of Initial             (Date of Initial            (Date of Initial
                                                        Public Offering) to          Public Offering) to         Public Offering) to
                                                         October 31, 2001             October 31, 2001            October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........                 $  8.41                      $  4.93                     $ 10.49
                                                              -------                      -------                     -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income .......................                   (0.01)                       (0.02)                       0.40
Net realized and change in unrealized gain or
   loss on investments ......................                   (1.13)                       (1.01)                      (0.03)
                                                              -------                      -------                     -------
   Total income from investment operations ..                   (1.13)                       (1.03)                       0.37
                                                              -------                      -------                     -------
LESS DISTRIBUTIONS:
From net investment income ..................                      --                           --                       (0.10)
                                                                                                                       -------
   Total distributions ......................                      --                           --                       (0.10)
                                                                                                                       -------
Net asset value, end of period ..............                 $  7.28                      $  3.90                     $ 10.76
                                                                                           -------                     -------

Total return ................................                  (13.44)%                     (20.89)%                      3.55%
Net assets, end of period (000's) ...........                 $    18                      $    30                     $    17
Ratio of net investment expenses to average
   net assets ...............................                    1.60%(1)                     1.75%(1)                    1.00%(1)
Ratio of net investment income to
   average net assets .......................                 (0.39)%(1)                   (1.36)%(1)                     4.84%(1)
Ratio of expenses before reimbursement and
   waiver to average net assets .............                      --                         2.61%(1)                    1.07%(1)
Portfolio turnover rate .....................                  221.92%                      175.07%                     235.44%

(1)      Annualized.

                              FINANCIAL HIGHLIGHTS





(for one outstanding share throughout each period)

                                                                  Index Plus                Index Plus               Index Plus
                                                                   Large Cap                  Mid Cap                 Small Cap
                                                                   --------                   -------                 --------
                                                                 Period From                Period From              Period From
                                                                August 1, 2001            August 1, 2001           August 1, 2001
                                                               (Date of Initial          (Date of Initial         (Date of Initial
                                                             Public Offering) to        Public Offering) to      Public Offering) to
                                                               October 31, 2001          October 31, 2001         October 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................              $ 15.66                   $ 12.42                  $ 12.03
                                                                    -------                   -------                  -------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ................................                 0.07                      0.03                       --
Net realized and change in unrealized gain or
   loss on investments ...............................                (1.90)                    (1.41)                   (1.24)
                                                                    -------                   -------                  -------
   Total income from investment operations ...........                (1.83)                    (1.38)                   (1.24)
                                                                    -------                   -------                  -------
Net asset value, end of period .......................              $ 13.83                   $ 11.04                  $ 10.79

Total return .........................................               (11.69)%                  (11.11)%                 (10.31)%
Net assets, end of period (000's) ....................              $    18                   $    30                  $    41
Ratio of net investment expenses to average net assets                 0.91%(1)                  1.00%(1)                 1.00%(1)
Ratio of net investment income to
   average net assets ................................                 0.58%(1)                  0.28%(1)              (0.16)%(1)
Ratio of expenses before reimbursement and
   waiver to average net assets ......................                 0.91%(1)                  1.50%(1)                 2.10%(1)
Portfolio turnover rate ..............................               116.74%                   181.00%                  117.78%

(1)      Annualized.

TAX INFORMATION

- In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.

-  Distributions of other capital gains generally are taxable as capital gains.

-  Ordinary income and capital gains are taxed at different rates.

- The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.

- The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

Backup Withholding By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected its performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual reports, or other information about the Funds, by calling 1-866-BUY-FUND (866-289-3863) or writing to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

       PROSPECTUS

    [GLOBE GRAPHIC]
       March 1, 2002

       Classes A, B, C and I
                                                 ING SMALL
                                                 COMPANY FUND

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       FDIC, the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the funds
       will achieve their objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]
                                               (formerly the Aetna Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This prospectus describes the Fund's objective, investment strategy and risks.


[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    ING SMALL COMPANY FUND                             2
    WHAT YOU PAY TO INVEST                             4
    SHAREHOLDER GUIDE                                  6
    MANAGEMENT OF THE FUND                            13
    DIVIDENDS, DISTRIBUTIONS AND TAXES                14
    MORE INFORMATION ABOUT RISKS                      15
    FINANCIAL HIGHLIGHTS                              16
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING SMALL COMPANY FUND                        Aeltus Investment Management, Inc.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, Small Company invests at least 80% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

- The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

- All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

- Companies with market capitalizations lower than any companies included in the first two categories.

In managing Small Company, Aeltus:

- Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

- Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

- Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

- May invest, to a limited extent, in foreign stocks.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

- Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

- Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

- Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

 2      ING Small Company Fund

                                                          ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                           [TOTAL RETURNS BAR GRAPH]




  1992    1993    1994    1995    1996    1997    1998    1999    2000   2001
  ----    -----   -----   -----   -----   -----   -----   -----   ----   ----
                   1.30   48.17   13.62   33.28    1.27   31.01   7.65   3.74

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and Aeltus Investment Management, Inc., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            1st quarter 2000: 28.43%
                           3rd quarter 1998: -18.17%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- Russell 2000 Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

After-tax returns are shown for Class I only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS              10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class I Before Taxes                                                 3.74           14.58                16.41
Class I Return After Taxes on Distributions                     %    3.63           11.28                12.64
Class I Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    2.28           10.41                11.88
Class A Return Before Taxes(2)                                  %   -2.44           12.86                14.99
Class B Return Before Taxes(3)                                  %   -2.24           13.20                15.25
Class C Return Before Taxes(4)                                  %    1.70           13.43                15.25
Russell 2000 Index (reflects no deduction for fees, expenses
or taxes)(5)                                                    %    2.49            7.52                 9.79(6)

(1)Class I commenced operations on January 4, 1994. On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I Shares (inception date January 4, 1994), and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively.

(2) Reflects deduction of sales charge of 5.75%.
(3) Reflects deduction of deferred sales charge of 5% and 2%, respectively, for 1 year and 5 years returns.
(4) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.
(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.
(6) The Russell 2000 Index return is for the period beginning January 4, 1994 (inception date of Class I).

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Small Company Fund       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.

FEES YOU PAY DIRECTLY

                                                                CLASS I    CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         None         5.75          None          None
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      None(2)      None          5.00(3)       1.00(4)



(1) The Fund does not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A contingent deferred sales charge (CDSC) of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Fund charges a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Fund charges a CDSC of 1.00% on shares redeemed in the first year. No CDSC is charged thereafter.

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

SMALL COMPANY FUND
                                                       DISTRIBUTION
                                                           AND                           TOTAL
                                                         SERVICE                         FUND
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING       WAIVERS AND         NET
                                            FEE            FEES        EXPENSES(2)     EXPENSES     REIMBURSEMENTS(3)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 Class I                           %        0.85           0.00            0.24           1.09             0.00            1.09
 Class A                           %        0.85           0.25            0.24           1.34             0.00            1.34
 Class B                           %        0.85           1.00            0.24           2.09             0.00            2.09
 Class C                           %        0.85           1.00            0.24           2.09             0.00            2.09

--------------------------------------------------------------------------------

(1)The expenses shown are based on the year ended October 31, 2001.

(2)An administrative services fee of 0.10% is included in Other Expenses.

(3)ING Investments has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments within three years. Under the Expense Limitation Agreement; the Fund's total operating expenses (excluding distribution and services (12b-1) fees) will not exceed 1.25% of its average daily net assets as reflected in the table under Total Fund Operating Expenses. The expense limit will continue through at least December 31, 2002. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement at least 30 days prior to the end of the then current term or upon termination of the investment management agreement.

 4      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Small Company Fund with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

SMALL COMPANY FUND

                                                          IF YOU SELL YOUR SHARES
                                            ----------------------------------------------------
                                            1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
------------------------------------------------------------------------------------------------
 Class I                                 $     111           347           601          1,329
 Class A                                 $     704           975         1,267          2,095
 Class B                                 $     712           955         1,324          2,229
 Class C                                 $     312           655         1,124          2,421

                                                  IF YOU DON'T SELL YOUR SHARES
                                       ----------------------------------------------------
                                       1 YEAR(1)    3 YEARS(1)    5 YEARS(1)    10 YEARS(1)
-------------------------------------  ----------------------------------------------------
 Class I
 Class A
 Class B                                  212           655          1,124         2,229
 Class C                                  212           655          1,124         2,421

--------------------------------------------------------------------------------

(1) The adviser is contractually obligated to waive fees and/or reimburse expenses through December 31, 2002 for the Fund. Therefore, The Fund, reflects a waiver/reimbursement for the first year of the period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  What You Pay to Invest       5

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to four separate classes of shares: Class I, Class A, Class B and Class C.

CLASS I

- No front-end sales charge; all your money goes to work for you right away.

- No distribution and service (12b-1) fees.

- No automatic conversion to Class A shares, so annual expenses continue at the Class I level throughout the life of your investment.

CLASS A

- Front-end sales charge, as described on the next page.

- Distribution and service (12b-1) fees of 0.25%.

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1%.

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge and the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and for servicing your shareholder account, each class of the Fund (other than Class I) has adopted a distribution and shareholder services plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, which require fees to be paid out of the assets of each class, as applicable. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 6      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION

CLASS I

There are no sales charges associated with Class I.

CLASS A

Class A shares of the Fund are sold subject to the following sales charge:*

                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               5.75            6.10
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $999,999             2.00            2.04
 $1,000,000 and over                             See below

*Shareholders that purchased funds that were part of the Aetna Funds, prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

However, Class A shares that were purchased in an amount of $1 million or more that were part of the Aetna Mutual Funds at the time of purchase will be subject to a contingent deferred sales charge if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased from Funds that were part of the Aetna Mutual Funds at the time of purchase for shares of other ING Funds will be subject to the ING Fund's CDSC schedule which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     5%
 2nd year                                                     4
 3rd year                                                     3
 4th year                                                     3
 5th year                                                     2
 6th year                                                     1
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                     1%
 After 1st year                                            none

However, Class C shares that were purchased through Funds that were part of the Aetna Mutual Funds at the time of purchase (other than the ING Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18 month CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Aeltus Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

  for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C Shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the SAI.

 8      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

-The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; (iv) ING Group and its affiliates for purposes of corporate cash management and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

-The minimum amount of each Class I investment after your first one is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

The minimum initial investment amounts for Classes A, B & C are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The ING Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000 for Class I and $1,000 ($250 for IRAs), for Classes A, B and C.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. Kansas City (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment
 YOUR INVESTMENT    professional with an
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Application.   with your check payable
                    Please indicate your     to the Fund and mail
                    investment               them to the address on
                    professional on the      the account statement.
                    New Account              Remember to write your
                    Application.             account number on the
                                             check.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    -------------------
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       9

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

CLASS I

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

-Your account must have a current value of at least $250,000.

-Minimum withdrawal amount is $1,000.

-You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Services Representative or see the Account Application or the SAI.

CLASSES A, B AND C

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the U.S. Securities and Exchange Commission. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call the Shareholder
                                                                                             Services Representative at (800)
                                                                                             992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 10      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for the Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Fund does not price shares, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under How to Purchase Shares have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class I shares of the Fund for shares of the same class of certain ING Funds and Class A, B and C shares of the Fund for shares of the same class of any other ING Fund, except for Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the ING Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       11

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

In addition to the ING Small Company Fund, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling the Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and selecting Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

 12      Shareholder Guide

ADVISER AND SUB-ADVISER                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING), formerly ING Pilgrim Investments, LLC, an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

As of December 31, 2001, ING managed over $17.6 billion in assets.

ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

For the year ended October 31, 2001, an aggregate advisory fee of 0.85% of the Fund's average daily net assets was paid to Aeltus Investment Management, Inc. (Aeltus), the Fund's investment adviser prior to March 1, 2002.

SUB-ADVISER

For the following Fund, ING has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio.

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus, a Connecticut corporation, serves as sub-adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly-owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of December 31, 2001, Aeltus managed over $41.8 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3607.

SMALL COMPANY FUND

Small Company is managed by a team of Aeltus equity investment specialists led by Thomas DiBella, Portfolio Manager, Aeltus. Mr. DiBella has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 Management of the Fund       13

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all its net earnings in the form of dividends. The Fund pays dividends and capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of a Fund invested in another ING Fund which offers the same class shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 14      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

PRINCIPAL RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of the Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

FUTURES CONTRACTS AND OPTIONS. The Fund may enter into futures contracts and use options. The Fund primarily uses future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

DEFENSIVE INVESTING. In response to unfavorable market conditions, the Fund may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 2001, the Fund had a Portfolio turnover rate in excess of 250%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been derived from the Fund's financial statement which has been audited by KPMG LLP, independent auditors, whose report, along with the Fund's financial statement, are included in the Company's annual reports, which are available upon request.

 16      Financial Highlights

FINANCIAL HIGHLIGHTS                                      ING SMALL COMPANY FUND
--------------------------------------------------------------------------------

                                                                      CLASS A                                       CLASS B
                                            ------------------------------------------------------------        ---------------

                                                                                                                  YEAR ENDED
                                                               YEAR ENDED OCTOBER 31,                             OCTOBER 31,
                                            ------------------------------------------------------------        ---------------
                                             2001          2000          1999         1998         1997          2001     2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $     14.80         12.11         10.15        15.20        14.42         15.12    12.37
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $      0.03          0.02          0.02(+)      0.01(+)     -0.16(+)      -0.07     0.01
 Net realized and change in
 unrealized gain or loss on
 investments                           $     -1.30          3.62          2.02        -0.84         4.36         -1.33     3.61
 Total income from investment
 operations                            $     -1.27          3.64          2.04        -0.83         4.20         -1.40     3.62
LESS DISTRIBUTIONS:
 From net investment income            $     -0.05         -0.01         -0.02           --           --            --       --
 From net realized gains on
 investments                           $     -0.71         -0.94         -0.06        -4.22        -3.42         -0.69    -0.87
 From in excess of net realized
 gains on investments                  $     -0.03            --            --           --           --         -0.03       --
 Total distributions                   $     -0.79         -0.95         -0.08        -4.22        -3.42         -0.72    -0.87
 Net asset value, end of period        $     12.74         14.80         12.11        10.15        15.20         13.00    15.12
 TOTAL RETURN                          %     -8.66         31.55         20.16        -7.77        36.73         -9.37    30.51
 Net assets, end of period (000's)     $    69,074        61,682        16,269        9,089        7,077         1,173    1,246
 Ratio of net investment expenses
 to average net assets                 %      1.34          1.35          1.48         1.63         2.33          2.09     2.10
 Ratio of net investment income to
 average net assets                    %      0.25          0.21          0.18         0.15        -1.17         -0.50     0.54
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %        --            --          1.50         1.74           --            --       --
 Portfolio turnover rate               %    256.66        333.36        231.94       211.87       150.43        256.66   333.36

                                         CLASS B
                                     ----------------
                                       PERIOD FROM
                                      MARCH 1, 1999
                                     (DATE OF INITIAL
                                     PUBLIC OFFERING)
                                      TO OCTOBER 31,
                                           1999
-----------------------------------  ----------------
Net asset value, beginning of
 period                                    10.69
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                     -0.05(+)
 Net realized and change in
 unrealized gain or loss on
 investments                                1.73
 Total income from investment
 operations                                 1.68
LESS DISTRIBUTIONS:
 From net investment income                   --
 From net realized gains on
 investments                                  --
 From in excess of net realized
 gains on investments                         --
 Total distributions                          --
 Net asset value, end of period            12.37
 TOTAL RETURN                              15.72
 Net assets, end of period (000's)           129
 Ratio of net investment expenses
 to average net assets                      2.23(1)
 Ratio of net investment income to
 average net assets                        -0.57(1)
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                         2.25(1)
 Portfolio turnover rate                  231.94

                                                                     CLASS C                                      CLASS I
                                            ---------------------------------------------------------   ---------------------------
                                                                                       PERIOD FROM
                                                                                      JUNE 30, 1998
                                                                                     (DATE OF INITIAL
                                                  YEAR ENDED OCTOBER 31,             PUBLIC OFFERING)     YEAR ENDED OCTOBER 31,
                                            ----------------------------------        TO OCTOBER 31,    ---------------------------
                                             2001          2000          1999              1998          2001           2000
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $     15.04         12.32         10.39             12.11          15.26          12.46
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 $     -0.08          0.02         -0.07(+)          -0.02(+)        0.07           0.06
 Net realized and change in
 unrealized gain or loss on
 investments                           $     -1.32          3.59          2.07             -1.70          -1.34           3.72
 Total income from investment
 operations                            $     -1.40          3.61          2.00             -1.72          -1.27           3.78
LESS DISTRIBUTIONS:
 From net investment income            $        --            --         -0.01                --          -0.08          -0.04
 From net realized gains on
 investments                           $     -0.66         -0.89         -0.06                --          -0.71          -0.94
 From in excess of net realized
 gains on investments                  $     -0.03            --            --                --          -0.03             --
 Total distributions                   $     -0.69         -0.89         -0.07                --          -0.82          -0.98
 Net asset value, end of period        $     12.95         15.04         12.32             10.39          13.17          15.26
 TOTAL RETURN                          %     -9.39         30.54         19.33            -14.21          -8.41          31.79
 Net assets, end of period (000's)     $     4,040         6,736         1,893             1,118        183,569        188,306
 Ratio of net investment expenses
 to average net assets                 %      2.09          2.10          2.23              2.30(1)        1.09           1.10
 Ratio of net investment income to
 average net assets                    %     -0.50         -0.54         -0.57             -0.52(1)        0.50           0.46
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    %        --            --          2.25              2.41(1)          --             --
 Portfolio turnover rate               %    256.66        333.36        231.94            211.87         256.66         333.36

                                                  CLASS I
                                     ---------------------------------

                                          YEAR ENDED OCTOBER 31,
                                     ---------------------------------
                                      1999          1998         1997
-----------------------------------  ---------------------------------
Net asset value, beginning of
 period                               10.43         15.55        14.67
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.05(+)       0.09(+)     -0.06(+)
 Net realized and change in
 unrealized gain or loss on
 investments                           2.08         -0.90         4.45
 Total income from investment
 operations                            2.13         -0.81         4.39
LESS DISTRIBUTIONS:
 From net investment income           -0.04            --           --
 From net realized gains on
 investments                          -0.06         -4.31        -3.51
 From in excess of net realized
 gains on investments                    --            --           --
 Total distributions                  -0.10         -4.31        -3.51
 Net asset value, end of period       12.46         10.43        15.55
 TOTAL RETURN                         20.54         -7.47        37.80
 Net assets, end of period (000's)   51,423        29,543       22,661
 Ratio of net investment expenses
 to average net assets                 1.23          1.32         1.58
 Ratio of net investment income to
 average net assets                    0.43          0.46        -0.42
 Ratio of expenses before
 reimbursement and waiver to
 average net assets                    1.25          1.43           --
 Portfolio turnover rate             231.94        211.87       150.43

--------------------------------------------------------------------------------

(1) Annualized.

 + Per share data calculated using weighted average number of shares outstanding throughout the period.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                 ING Small Company Fund       17

In addition to the Fund offered in this prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this prospectus by calling (800) 992-0180.

INTERNATIONAL EQUITY
  ING Asia-Pacific Equity Fund
  ING Emerging Countries Fund
  ING European Equity Fund
  ING International Fund
  ING International Core Growth Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
  ING Global Communications Fund
  ING Global Technology Fund
  ING Global Real Estate Fund
  ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
  ING Growth Fund
  ING Growth + Value Fund
  ING Growth Opportunities Fund
  ING Internet Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING MidCap Growth Fund
  ING SmallCap Opportunities Fund
  ING SmallCap Growth Fund
  ING Technology Fund
  ING Biotechnology Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund
  ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING Large Company Value Fund
  ING MagnaCap Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund
  ING SmallCap Value Fund
  ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Equity and Income Fund
  ING Convertible Fund
  ING Balanced Fund
  ING Growth and Income Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Fund
  ING High Yield II Fund
  ING High Yield Bond Fund
  ING Intermediate Bond Fund
  ING National Tax Exempt Bond Fund
  ING Money Market Fund
  ING Aeltus Money Market Fund
  ING Strategic Income Fund

GENERATION FUNDS
  ING Ascent Fund
  ING Crossroads Fund
  ING Legacy Fund

             [ING FUNDS LOGO]             P218 (3/02)

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC). Please write or call for a free copy of the current Annual/Semi-Annual reports, the SAI or other
Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

ING Series Fund, Inc.                 811-6352
  ING Small Company Fund